SCHEDULE 14C
     Information Statement Pursuant to Section 14(c) of the
                 Securities Exchange Act of 1934

Check the appropriate box:
[ ]  Preliminary Information Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14c-5(d)(2))
[X]  Definitive Information Statement


                           WORLD WIDE WEB, INC.
                     --------------------------------
            (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[x]  No Fee Required
[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) nd 0-11

  (1)   Title  of  each class of securities to which  transaction applies:

     _____________________________________________________________________

  (2)  Aggregate number of securities to which transaction applies:

     _____________________________________________________________________

  (3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     _____________________________________________________________________

  (4)  Proposed maximum aggregate value of transaction:

     _____________________________________________________________________

  (5)  Total fee paid;

     _____________________________________________________________________

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid: Not Applicable
          Not Applicable
     _____________________________________________________________________
  (2)  Form, Schedule or Registration Statement No.: Not Applicable
          Not Applicable
     _____________________________________________________________________
  (3)  Filing Party: Not Applicable
          Not Applicable
     _____________________________________________________________________
  (4)  Date Filed: Not Applicable
          Not Applicable
     _____________________________________________________________________

                DEFINITIVE INFORMATION STATEMENT

                      WORLD WIDE WEB, INC.
             800 North Rainbow Boulevard, Suite 208
                     Las Vegas, Nevada 89107

                WE ARE NOT ASKING YOU FOR A PROXY
          AND YOU ARE REQUESTED NOT TO SEND US A PROXY




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                      WORLD WIDE WEB, INC.
                      A Nevada Corporation

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given of the time and place of an Annual Meeting of the Shareholders of World Wide Web, Inc. (the "Corporation"). Such meeting to be held at the business offices of the Corporation at 800 North Rainbow Boulevard, Suite 208, Las Vegas, Nevada 89107, on Friday February 28, 2003 at the hour of 1:00 o'clock in the afternoon, Pacific Standard Time, for the following purposes:

  1.    To  receive  the  Report of the Board of  Directors  (the
     "Board");

  2. To determine the number of Members of the Board and to elect the Members of the Board for the ensuing year;

  3. To transact such other business as may properly come before the Meeting or adjournments thereof.

Only shareholders of Record as of the close of business on the 31st day of January, 2003 will be entitled to vote at this meeting.

The Corporation is not soliciting Proxies in connection with this meeting. All stockholders are cordially invited to attend the meeting and to vote in person. This Notice of Annual Meeting and the Information Statement are to be distributed to our stockholders on or about February 3, 2002.

FOR THE BOARD OF DIRECTORS
JANUARY 31, 2003

/S/ Herbie Sider
------------------------
HERBIE SIDER
CHAIRMAN OF THE BOARD
CHIEF EXECUTIVE OFFICER
PRESIDENT






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                            IMPORTANT

          WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                REQUESTED NOT TO SEND US A PROXY


                        TABLE OF CONTENTS
                                                             Page
QUESTIONS AND ANSWERS.............................................2

INFORMATION STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS..........3

     ELECTION OF DIRECTORS........................................3

     Your Board of Directors......................................3

     Compensation of Directors....................................3

     Committees of the Board of Directors; Meetings...............4

     STOCK OWNERSHIP..............................................4

     Beneficial Ownership of Certain Shareholders and Management..4

     Section 16(a) Beneficial Ownership Reporting Compliance......4

     MANAGEMENT...................................................5

     Executive Officers...........................................5

     Executive Compensation.......................................5

     Stock Option Plan............................................5

     Certain Transactions.........................................5











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                      QUESTIONS AND ANSWERS

QUESTION 1:  WHY IS WORLD WIDE WEB, INC. HOLDING A MEETING?

ANSWER:  We  are  holding an Annual Meeting  of  Stockholders  to
request   that  our  stockholders  consider  and  act  upon   the
following:

  *    To  receive  the  Report of the Board of  Directors  (the "Board");
  * To determine the number of Members of the Board and to elect the Members of the Board for the ensuing year; and
  * To transact such other business as may properly come before the Meeting or adjournments thereof.

QUESTION  2: WHY IS WORLD WIDE WEB, INC. NOT SOLICITING A PROXY FROM ME?

ANSWER: Our principal shareholder, Herb Sider, the president of the Corporation has indicated its intention to vote solely in favor of the following potential Members of the Board: Herbie Sider, Christopher Giddings, and Steve Goldstein. Because the Herb Sider holds 4,165,000 shares, or approximately 68.95% of the issued and outstanding shares of the common stock of the Corporation, the potential Members of the Board will be elected if the Herb Sider votes as expected. Additionally, any other matter that comes before a vote of the Board at the Annual Meeting will be virtually controlled by the Herb Sider vote due to its majority control of the Corporation. Consequently, we do not believe that the solicitation of proxies is necessary.

QUESTION 3: MAY I STILL ATTEND AND VOTE AT THE ANNUAL MEETING?

ANSWER: Absolutely. As a stockholder of World Wide Web, Inc. you are entitled and encouraged to attend the Annual Meeting and vote upon any matters that come before the Board at this meeting.

QUESTION 4: WHO CAN VOTE?

ANSWER: Only those who owned common stock at the close of business on January 31, 2002, the record Date for the Annual Meeting, can vote. If you owned common stock on the record Date, you have one vote per share for each matter presented at the Annual Meeting.

QUESTION  5:  WILL THERE BE OTHER MATTERS PROPOSED  AT  THE  2003
ANNUAL MEETING?

ANSWER: Other than the election of Members of the Board, we do not expect any other matter to come before the Annual Meeting.




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    INFORMATION STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

This Information Statement is being distributed for use at the Annual Meeting of the Stockholders of World Wide Web, Inc. to be held on Monday, the 28th day of February, 2003, at 1:00 o'clock in the afternoon, Pacific Standard Time for the purposes set forth herein and as put forth in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at 800 North Rainbow Boulevard, Suite 208, Las Vegas, Nevada 89107.

Proxies are not being solicited because a stockholder holding enough shares to effect the proposed actions has previously indicated its intention to vote in favor of such proposals.
Stockholders of World Wide Web, Inc. do not have cumulative voting rights.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. However, if you wish to vote your shares of common stock, you may do so by attending the meeting in person and casting your vote by a ballot, which will be provided for that purpose.

ELECTION OF DIRECTORS

Your Board of Directors

The board of directors of World Wide Web, Inc. has currently set the number of directors constituting the whole board at three. At the upcoming Annual Meeting, you and the other stockholders will elect three individuals to serve as directors whose terms expire at the 2004. Annual Meeting. Each of the nominees to the board, namely Herb Sider, Chris Giddings, and Steve Goldstein, are acting members of the board and have consented to serve if elected.

Below are the names and ages of the nominees for director, the years they became directors, their principal occupations or employment for at least the past five years and certain of their other directorships, if any.

HERB SIDER               Age  49,  a director since the inception
                         of  the  Corporation. Mr. Sider  is  the
                         president  and  CEO of  the  Corporation
                         since  the inception of the Corporation.
                         Mr.  Sider is a prominent coast-to-coast
                         real   estate  investor  for  the   past
                         fifteen years most recently specializing in distressed properties in the Las
                         Vegas, Nevada area.

CHRISTOPHER GIDDINGS     Age  42,  a  Director of the Corporation
                         since 2002. Mr. Giddings is also a  vice
                         president   of  the  Corporation   since
                         December 2002. Mr. Giddings has been employed since July 2001 as a realtor for Century 21 Aadvantage Gold and has been a licensed realtor in the Las
                         Vegas, Nevada area for the past ten years.

STEVE GOLDSTEIN          Age  44, a director since January  2003.
                         Mr. Goldstein is currently the President and owner of Atlantic Insurance in Las
                         Vegas, Nevada.

The Corporation intends to add additional qualified members to our board of directors in the future.

COMPENSATION OF DIRECTORS

We do not provide cash compensation to our directors but do reimburse our directors for reasonable out of-pocket expenses incurred in connection therewith. We intend to issue stock options to our directors in the future.




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COMMITTEES OF THE BOARD OF DIRECTORS; MEETINGS

World Wide web, Inc. has no standing committees.

STOCK OWNERSHIP

BENEFICIAL OWNERSHIP OF CERTAIN STOCKHOLDERS AND MANAGEMENT

The  following  table  sets  forth information  with  respect  to beneficial ownership of our common stock at January 31, 2003 by:

  *    Each of the Corporation Directors;
  *    Each of the Named Executive Officers;
  *    All of Our Executive Officers and Directors as a Group; and
  * Each Person or Group Affiliated Persons, known to us to own beneficially more than 5% of our common stock.

Unless otherwise noted in the footnotes to the table and subject to community property laws where applicable, the following individuals have sole voting and investment control with respect to the shares beneficially owned by them. The address of each person and entity below is c/o World Wide Web, Inc., 800 North Rainbow Boulevard, Suite 208, Las Vegas, Nevada 89107. We have calculated the percentages of shares beneficially owned based on 6,040,565 shares of common stock outstanding at January 31, 2003.

                                        Shares Beneficially Owned
                                        -------------------------
Person or Group                               Number      Percent
---------------------------------------     ----------  ---------

DIRECTORS AND NAMED EXECUTIVE OFFICERS
Herb Sider                                   4,165,000     68.95%
Christopher Giddings                           265,000      4.39%
Steve Goldstein                                 73,864      1.23%

All  Officers and Directors as a Group       4,503,684     74.57%

BENEFICIAL OWNERS OF 5% OR MORE OF THE
OUTSTANDING COMMON STOCK

Mike Zuliani(1)                                400,000      6.62%
__________________
(1) Mike Zuliani is the owner of Anchor Mortgage, which owns 200,000 shares of the Common Stock of the Corporation. Therefore, Mr. Zuliani is the beneficial owner of these shares held by Anchor Mortgage.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under U.S. securities laws, directors, certain executive officers and persons holding more than 10% of our common stock must report their initial ownership of the common stock, and any changes in that ownership, to the SEC. The SEC has designated specific due dates for these reports. Based solely on our review of copies of the reports filed with the SEC and written representations of our directors and executive offers, we believe that all persons subject to reporting filed the required reports on time in 2002.




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MANAGEMENT

EXECUTIVE OFFICERS

Below  are the names and ages of the executive officers of  World
Wide Web, Inc. as of January 31, 2003 and a brief description of their prior experience and qualifications.

HERB SIDER               Age  49,  a director since the inception
                         of  the  Corporation. Mr. Sider  is  the
                         president  and  CEO of  the  Corporation
                         since  the inception of the Corporation.
                         Mr.  Sider is a prominent coast-to-coast
                         real   estate  investor  for  the   past
                         fifteen years most recently specializing in distressed properties in the Las
                         Vegas, Nevada area.

CHRISTOPHER GIDDINGS     Age  42,  a  Director of the Corporation
                         since 2002. Mr. Giddings is also a  vice
                         president   of  the  Corporation   since
                         December 2002. Mr. Giddings has been employed since July 2001 as a realtor for Century 21 Aadvantage Gold and has been a licensed realtor in the Las
                         Vegas, Nevada area for the past ten years.

EXECUTIVE COMPENSATION

Summary compensation. The following table provides summary information concerning compensation paid by us to our named executive officers, which are our Chief Executive Officer and our other executive officer December 31, 2002. We may refer to these officers as our named executive officers in other parts of this Information Statement. For a list of our current executive officers, see "-Executive Officers."

                                    Annual Compensation
                                    -------------------
Name  and  Position                 Salary        Bonus    Other Compensation
-----------------------------     ---------      -------  -------------------
Herb Sider, President and CEO      $60,000        $   0         $   0
Christopher Giddings               $     0        $   0         $   0

STOCK OPTION PLAN

We have not yet established a stock option plan. However, we anticipate creating a stock option plan in the near future for the purpose of promoting our objectives by using interests in our common stock to attract, retain and motivate employees, directors, officers and consultants, and to encourage such persons' contributions to the performance of World Wide Web, Inc.. We expect that our plan will authorize the granting of stock options exercisable for up to 20% of our issued and outstanding shares of common stock.

CERTAIN TRANSACTIONS

During January, 2003, Christopher Giddings, an officer and director of the Corporation, was issued 255,000 shares of common stock for services rendered during calendar year 2002. Such stock was valued at $51,000 U.S.D. These shares have been fully disclosed above in the section entitled "STOCK OWNERSHIP." These shares were earned during calendar year 2002 when Mr. Giddings was not an officer of the Corporation and as such, are not included as executive compensation.

There were not other disclosures required.



FOR THE BOARD OF DIRECTORS
JANUARY 31, 2003

/S/ Herbie Sider
----------------
HERBIE SIDER
CHAIRMAN OF THE BOARD
CHIEF EXECUTIVE OFFICER
PRESIDENT




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